Investor Presentation

March 31, 2026

California BanCorp | California Bank of Commerce

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, and expectations regarding the adequacy of reserves for credit losses, as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the possibility that the Company may reduce or discontinue the payment of dividends on its common stock; the possibility that the Company may discontinue, reduce or otherwise limit the level of repurchases of its common stock that it may make from time to time pursuant to its stock repurchase program; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.4 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Added five experienced bankers in January 2026, including two veteran commercial bankers with deep roots in the community, to our Northern California team
- Merger between Southern California Bancorp and predecessor California BanCorp ("the Merger") closed on July 31, 2024, and expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 37% of total deposits at March 31, 2026
- Total loans held for investment of $3.0 billion at March 31, 2026, compared with $3.0 billion at December 31, 2025 and $3.1 billion at March 31, 2025
- Diverse commercial loan portfolio
- Bank's capital ratios exceed minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis (April 2026); world data published by the International Monetary Fund (April 2026).
2. Employment Development Department, State of California; data as of third quarter 2025.

California BanCorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters	
$596M Market Cap[1]	**$4.0B** Assets[3]	**21.1%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2] **1** MOE	**$3.4B** Deposits[3]	**23.1%** 5-Yr Deposit CAGR[4]

Branch Footprint



Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
El Dorado
Sonoma
Napa
Yolo
Solano
Amador
Alpine
Marin
Calaveras
Tuolumne
Mono
San Francisco
Alameda
Stanislaus
Mariposa
San Mateo
Merced
Madera
Santa Cruz
San Benito
Fresno
Inyo
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Riverside
Imperial



Roseville
Woodland
Sacramento
Windsor
Davis
Rancho Cordo
Santa Rosa
Parkway
Elk Grove
Sebastopol
Vacaville
Rohnert Park
Napa
Fairfield
Petaluma
Lodi
Novato
Vallejo
Point Reyes Natl. Seashore
San Rafael
Concord
Stockton
Richmo
Berkeley
San Francisco
Oakland
Manteca
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Ceres
Redwood City
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
30 km
20 mi



Los Padres National Forest
Sespe Condor Sanctuary
Victorville
Santa Paula
Santa Clarita
Ventura
Oxnard
Simi Valley
Burbank
Los Angeles
El Monte
Fontana
San Bernardino
Inglewood
Ontario
Riverside
Fullerton
Corona
Torrance
Moreno Valley
Long Beach
Orange
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

---

1. Market data as of January 23, 2026.
2. Over the past 10 years.
3. As of March 31, 2026.
4. Compound annual growth rate (CAGR) over five-year period ended March 31, 2026.

Attractive Market Position

California is the Largest Banking Market in the United States

$4.2T	5th	40MM	1.7MM
California GDP[1]	Largest economy in the world behind Japan and ahead of India[1]	2023 Population[2]	Small Businesses[3]

BCAL's Southern California Footprint

$1.6T	16th	23MM	1.1MM
Combined GDP[1]	Largest economy in the world, behind Spain and ahead of Indonesia[1]	2023 Population[2]	Small Businesses[3]

BCAL's Northern California Footprint

$721MM	21st	6MM	>300K
Combined GDP[1]	Largest economy in the world, behind Switzerland and ahead of Poland[1]	2023 Population[2]	Small Businesses[3]



Banks in California (4)
351
272
124
2000
2010
2024



Median California Bank Assets ($MM)
$175
$252
$1,064
2000
2010
2024

1. California data from U.S. Bureau of Economic Analysis (September 2025); World data from International Monetary Fund (October 2025).
2. U.S. Census Bureau (July 2024) and World Population Review (2025).
3. Employment Development Department, State of California (2025).
4. Data from S&P Capital IQ.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.2 billion, or 388%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$768
$830
$1,579
$2,260
$2,284
$2,360
$4,032
$4,033
$4,049
2018
2019
2020
2021
2022
2023
2024
2025
1Q26
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer

Chairman and Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez

President

Banking Experience:

> 25 Years

Thomas Dolan

Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel

Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz

Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang

Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant

Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting “in-market” talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from “warm leads” provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, are easily accessible, with good visibility and efficient operations
- Commercial offices with average deposits for all branches of $242.4 million per branch at March 31, 2026 ($3.39 billion in deposits / 14 branches)

Financial Highlights

Financial Highlights

Financial Highlights ($ in millions except per share data)	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
Net Income	$13.8	$16.4	$15.7	$14.1	$16.9
Diluted EPS	$0.42	$0.50	$0.48	$0.43	$0.52
Pre-tax, Pre-provision Income (PTPP)[1]	$18.7	$18.0	$21.8	$19.4	$19.9
Return on Average Assets	1.36%	1.58%	1.54%	1.45%	1.71%
Return on Average Common Equity	9.62%	11.43%	11.24%	10.50%	13.18%
Net Interest Margin	4.47%	4.44%	4.52%	4.61%	4.65%
Efficiency Ratio[1]	57.69%	60.80%	51.75%	56.09%	55.60%
Non-performing Assets/Total Assets	0.97%	0.40%	0.38%	0.46%	0.68%
Allowance for Credit Losses/Total Loans Held for Investment	1.21%	1.20%	1.46%	1.46%	1.57%

Tangible Book Value & Bank Capital Ratios ($ in millions)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Tangible Common Equity[1]	$449.2	$447.2	$434.4	$416.3	$398.3
Tangible Book Value per Common Share[1]	$13.97	$13.79	$13.39	$12.82	$12.29
Tangible Common Equity/Tangible Assets[1]	11.5%	11.5%	10.9%	10.9%	10.3%
Leverage Ratio	12.0%	11.6%	11.4%	12.1%	12.2%
Common Equity Tier 1 Ratio	13.8%	13.3%	12.9%	13.2%	13.3%
Tier 1 Capital Ratio	13.8%	13.3%	12.9%	13.2%	13.3%
Total Capital Ratio	14.8%	14.2%	14.1%	14.3%	14.4%

Strategic Focus

- Dedicated to our relationship-based commercial business banking model
- Organic loan and deposit growth in footprint covering largest business banking markets in California
- Prudent underwriting with adequate reserves
- Maintaining strong liquidity position with multiple sources of readily available liquidity
- Managing capital for long-term success
- Committed to creating shareholder value

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Balance Sheet

($ in 000s)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets					
Cash and Cash Equivalents	$ 411,140	$ 399,913	$ 559,216	$ 430,137	$ 439,241
Debt Securities	351,466	287,826	262,424	241,275	184,787
Loans Held for Sale	24,096	25,105	6,685	6,088	4,625
Loans Held for Investment	2,972,833	3,033,887	2,990,299	2,991,560	3,068,774
Allowance for Loan Losses	(34,002)	(34,348)	(41,292)	(41,110)	(45,839)
Net Loans	2,938,831	2,999,539	2,949,007	2,950,450	3,022,935
Goodwill and Other Intangibles	128,614	129,414	130,361	131,309	133,103
Other Assets	194,587	191,589	193,516	194,458	198,399
Total Assets	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**	**$ 3,953,717**	**$ 3,983,090**
Liabilities					
Total Deposits	$ 3,393,485	$ 3,370,581	$ 3,459,661	$ 3,312,278	$ 3,342,503
Subordinated Debentures	34,221	33,832	33,443	52,883	70,308
Other Liabilities	43,193	52,387	43,381	40,963	38,895
Total Liabilities	**3,470,899**	**3,456,800**	**3,536,485**	**3,406,124**	**3,451,706**
Shareholders' Equity					
Common Stock	435,249	442,394	444,132	444,365	442,934
Retained Earnings	146,355	135,813	122,644	106,960	92,861
Accumulated Other Comprehensive Loss, Net of Taxes	(3,769)	(1,621)	(2,052)	(3,732)	(4,411)
Total Shareholders' Equity	577,835	576,586	564,724	547,593	531,384
Total Liabilities & Shareholders' Equity	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**	**$ 3,953,717**	**$ 3,983,090**

1Q26, 4Q25 and 1Q25 Income Statements

Income Statement ($ in 000s)	Three Months Ended		
	March 31, 2026	December 31, 2025	March 31, 2025
Interest Income			
Loans	$ 45,628	$ 47,426	$ 50,686
Securities	3,076	2,701	1,829
Interest and dividends from other institutions	5,081	6,054	4,310
Total Interest Income	53,785	56,181	56,825
Interest Expense			
Deposits	11,002	12,580	13,179
Borrowings	699	696	1,391
Total Interest Expense	11,701	13,276	14,570
Net Interest Income	42,084	42,905	42,255
Reversal of provision for credit losses	(381)	(4,398)	(3,776)
Net Interest Income after Reversal of Provision for Credit Losses	42,465	47,303	46,031
Noninterest Income			
Service charges and fees on deposit accounts	1,100	1,107	1,186
Gain on sale of loans	—	—	577
Bank owned life insurance	518	487	463
Servicing and related income on loans	78	140	142
Other charges, fees and income	441	1,261	198
Total Noninterest Income	2,137	2,995	2,566
Noninterest Expense			
Salaries, wages and other employee benefits	16,550	16,414	15,864
Occupancy	1,989	2,295	2,152
Litigation settlements, net	75	2,035	—
Other real estate owned expense	104	4	68
Other operating	6,794	7,160	6,836
Total Noninterest Expense	25,512	27,908	24,920
Net Income Before Income Taxes	19,090	22,390	23,677
Income tax expense	5,299	5,968	6,824
Net Income	$ 13,791	$ 16,422	$ 16,853

Net Interest Margin

Yield on Earning Assets
(for three months ended March 31, 2026)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$ 3,013,389	$ 45,628	6.14 %
Taxable debt securities	257,350	2,778	4.38 %
Tax-exempt debt securities[1]	52,350	298	2.92 %
Deposits in other financial institutions	426,830	3,843	3.65 %
Fed fund sold/resale agreements	34,836	300	3.49 %
Restricted stock investments and other bank stock	31,756	938	11.98 %
Total interest-earning assets	3,816,511	53,785	5.72 %
Total noninterest-earning assets	297,987		
Total Assets	**$ 4,114,498**		

Net Interest Income ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$—
$42.3
$41.4
$42.5
$42.9
$42.1
4.65%
4.61%
4.52%
4.44%
4.47%
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended March 31, 2026)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$ 919,891	$ 3,362	1.48 %
Money market and savings accounts	1,208,718	6,697	2.25 %
Time deposits	115,179	943	3.32 %
Total interest-bearing deposits	2,243,788	11,002	1.99 %
Borrowings:			
FHLB advances	333	3	3.98 %
Subordinated debt	34,037	696	8.29 %
Total borrowings	34,370	699	8.25 %
Total interest-bearing liabilities	2,278,158	11,701	2.08 %
Noninterest-bearing liabilities:			
Demand deposits	1,205,464		
Other liabilities	49,692		
Shareholders' equity	581,184		
Total Liabilities and Shareholders' Equity	**$ 4,114,498**		

Total cost of deposits in 1Q26 was 1.29%
Total cost of funds in 1Q26 was 1.36%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
—%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
39%
34%
4%
18%
2%
3%
37%
34%
4%
20%
2%
3%
36%
35%
4%
21%
2%
2%
35%
36%
4%
22%
2%
1%
37%
36%
4%
20%
1%
2%
Noninterest-bearing Demand
ICS/R&T
Time Deposits
Money Market & Savings
Brokered Time Deposits
Interest-bearing Checking
CDARS Time Deposits

97.3% Core deposits[1] | 36.8% Noninterest-bearing deposits to total deposits as of March 31, 2026

Cost of Deposits for the quarter ended



2.00%
1.50%
1.00%
0.50%
—%
1.59%
1.59%
1.59%
1.43%
1.29%
1Q25
2Q25
3Q25
4Q25
1Q26

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$3,343
$3,312
$3,460
$3,371
$3,393
1Q25
2Q25
3Q25
4Q25
1Q26

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-bearing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.
3. Total reciprocal deposits (ICS, R&T and CDARS time deposits) were above 20% of the Bank's total liabilities and approx. $56 million of excess reciprocal deposits is classified as brokered deposits at March 31, 2026.

Significant Access to Liquidity & Funding Capacity

Source		Funding Capacity		In-Use		Total Available Liquidity
As of 3/31/26 ($ in millions)						
Cash	$	411.1	$	—	$	411.1
AFS Securities		298.6		100.8		197.8
FHLB		821.7		65.0		756.7
FRB DW		318.8		—		318.8
Other Sources		90.5		—		90.5
Total	$	1,940.7	$	165.8	$	1,774.9



Significant Available Liquidity ($ in millions)
$411.1
$197.8
$756.7
$318.8
$90.5
$1,774.9
Cash
AFS Securities
FHLB
FRB DW
Correspondent Banks
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity (as of 3/31/2026)

- On-BS Cash = $411.1 million
- Total Borrowing Capacity = $1.23 billion
- Total Available Borrowing Capacity = $1.17 billion
- Total Available Liquidity = $1.77 billion

Loan Portfolio

Total Loans [1] ($MM), at the quarter ended


$4,000
$3,000
$2,000
$1,000
$—
$3,073
$2,998
$2,997
$3,059
$2,997
1Q25
2Q25
3Q25
4Q25
1Q26

Yield on Loans, for the quarter ended


7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.61%
6.58%
6.50%
6.31%
6.14%
5.87%
5.89%
5.91%
5.80%
5.70%
1Q25
2Q25
3Q25
4Q25
1Q26
Yield on Loans
Yield on Loans Less Accretion

Contractual Maturity Summary for the next 3 years as of March 31, 2026

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$ 117.4	3.9 %	$ 19.4	0.6 %	$ —	0.0 %
1-4 family residential	14.7	0.5 %	18.5	0.6 %	3.4	0.1 %
Multifamily	47.9	1.6 %	43.1	1.4 %	3.7	0.1 %
Commercial real estate	188.6	6.3 %	286.2	9.5 %	177.5	5.9 %
Commercial & industrial	294.7	9.8 %	94.4	3.1 %	41.1	1.4 %
Others	1.5	0.1 %	0.6	0.0 %	—	0.0 %
Total loans	$ 664.8	22.2 %	$ 462.2	15.2 %	$ 225.7	7.5 %
Sponsor Finance	$ 20.3	0.7 %	$ —	0.0 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 40.1	1.3 %	$ 36.1	1.2 %	$ 75.7	2.5 %
CRE Non Owner-Occupied (NOO)	$ 148.5	5.0 %	$ 250.0	8.3 %	$ 101.8	3.4 %
CRE Office and Medical/Dental Office	$ 22.6	0.8 %	$ 62.3	2.1 %	$ 56.0	1.9 %

Loan Repricing Summary for the next 3 years as of March 31, 2026

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$ 617.0	20.6 %	$ 4.0	0.1 %	$ 7.5	0.3 %
Other Indexed Rate Loans	300.7	10.0 %	158.9	5.3 %	145.6	4.9 %
Total Variable Rate Loans	917.7	30.6 %	162.9	5.4 %	153.1	5.2 %
Fixed Rate Loans [2]	270.8	9.0 %	301.4	10.1 %	148.6	5.0 %
Total Loans	$ 1,188.5	39.6 %	$ 464.3	15.5 %	$ 301.7	10.2 %
Multifamily	$ 60.5	2.0 %	$ 60.3	2.0 %	$ 26.5	0.9 %
Sponsor Finance	$ 20.3	0.7 %	$ —	0.0 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 167.2	5.6 %	$ 85.4	2.8 %	$ 125.5	4.2 %
CRE Non Owner-Occupied (NOO)	$ 346.8	11.6 %	$ 270.0	9.0 %	$ 111.2	3.7 %
CRE Office and Medical/Dental Office	$ 102.5	3.4 %	$ 65.8	2.2 %	$ 45.0	1.5 %

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio[1], as of March 31, 2026

Commercially Focused | Relationship Based



Multifamily 9.1%
1-4 SFR 4.3%
Construction and Land Dev. 4.7%
Other[2] 0.6%
Sponsor Finance 0.7%
C&I 18.9%
CRE[3] 61.7%

Total CRE [3] by Location[4], as of March 31, 2026



Out of State - 10%
Others[4] - 7%
San Bernardino - 3%
Sacramento - 6%
Riverside - 6%
San Diego - 11%
Ventura - 5%
Orange - 5%
Los Angeles - 24%
California - Bay Area - 23%
Total CRE Loans
$1.85 billion

Total CRE [3] Distribution, as of March 31, 2026



CRE - Other - 4.6%
CRE - Mixed Use - 3.6%
CRE - Hotel - 5.8%
CRE - Restaurant - 1.2%
CRE - Self Storage - 3.5%
CRE - Medical/Dental Office - 3.3%
CRE - Special Purpose - 3.9%
CRE - Retail - 9.1%
CRE - Office - 8.6%
CRE - Industrial - 18.0%
Total CRE Loans
$1.85 billion

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of March 31, 2026



>70%
6%
>65% to 70%
8%
>60% to 65%
10%
>55% to 60%
13%
>50% to 55%
13%
<50%
50%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV
CRE - Industrial	275	$ 538.9	$ 2.0	48%
CRE - Office	130	256.5	2.0	50%
CRE - Retail	164	272.8	1.7	46%
CRE - Special Purpose	58	115.5	2.0	42%
CRE - Medical/Dental Office	101	99.3	1.0	49%
CRE - Self Storage	17	105.9	6.2	49%
CRE - Restaurant	29	36.8	1.3	44%
CRE - Hotel	22	175.0	8.0	49%
CRE - Mixed Use	41	108.4	2.6	47%
CRE - Other [(4)]	48	138.7	2.9	55%
Total CRE	885	$ 1,847.8	$ 2.1	48%

CRE NOO vs CRE OO by Property Type, as of March 31, 2026



CRE NOO
CRE - Restaurant, 2.4%
CRE - Medical/Dental Office, 3.2%
CRE - Special Purpose, 3.9%
CRE - Other (4), 4.6%
CRE - Mixed Use, 8.3%
CRE - Self Storage, 9.0%
CRE - Hotel, 14.9%
CRE - Office, 16.4%
CRE - Industrial, 17.9%
CRE - Retail, 19.4%



CRE OO
CRE - Restaurant, 1.2%
CRE - Mixed Use, 1.6%
CRE - Retail, 6.7%
CRE - Medical/Dental Office, 9.2%
CRE - Office, 9.5%
CRE - Special Purpose, 10.3%
CRE - Other (4), 12.7%
CRE - Industrial, 48.8%

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of March 31, 2026, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of March 31, 2026.
4. CRE – Other includes gas station, mixed use and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of March 31, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]		Average Loan Size	Weighted Avg. LTV [1]
< $0.5	41	$	10.5	$	0.3	40%
$0.5 - < $2	56	$	50.1	$	0.9	46%
$2 - < $5	19	$	61.3	$	3.2	48%
$5 - < $10	8	$	53.9	$	6.7	58%
$10 - < $20	5	$	60.7	$	12.1	47%
≥ $20	1	$	20.0	$	20.0	62%
CRE – Office	**130**	**$**	**256.5**	**$**	**2.0**	**50%**

CRE Medical/Dental Office Distribution by LTV[1], as of March 31, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	43	$	11.8	$0.3	45%
$0.5 - < $2	43	$	38.3	$0.9	49%
$2 - < $5	13	$	36.1	$2.8	52%
$5 - < $10	2	$	13.1	$6.6	45%
Office	**101**	**$**	**99.3**	**$1.0**	**49%**

CRE Office and Medical/Dental Office by Location [3] as of March 31, 2026



Riverside 1.2%
Orange 2.5%
Out of State 3.1%
Others 3 4.3%
Ventura 8.2%
San Diego 8.6%
Sacramento 13.8%
Los Angeles 28.5%
California - Bay Area 29.8%

1. Weighted average LTV is based on current loan balance as of March 31, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of March 31, 2026.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of March 31, 2026

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	20	$ 5.5	$ 0.3	35%
$0.5 - < $2	35	$ 41.5	$ 1.2	50%
$2 - < $5	24	$ 73.9	$ 3.1	55%
$5 - < $10	7	$ 46.9	$ 6.7	55%
$10 - < $20	5	$ 70.2	$ 14.0	60%
≥ $20	1	$ 35.0	$ 35.0	56%
Multifamily Loans	92	$ 273.0	$ 3.0	55%

Multifamily Loans by Location[3], as of March 31, 2026



Out of State
0.2%
Others3
3.8%
California - Bay Area
6.6%
Placer
15.4%
Los Angeles
52.8%
San Diego
21.2%

At March 31, 2026:

- Total multifamily loans were $273.0 million, or 9.1% of total loans, including loans held for sale
- Unfunded loan commitments were $4.5 million, or 0.49% of total unfunded loan commitments
- 63% are fixed rate loans and 37% are variable rate loans
- No past due multifamily loan
- No nonperforming loans

1. Weighted average LTV is based on current loan balance as of March 31, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of March 31, 2026.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
	March 31, 2026						
Construction and Land Development	$ 132,005	$ 3,340	$ —	$ —	$ —	$ 5,000	$ 140,345
Real Estate - Other:							
1-4 Family Residential	126,459	—	2,662	—	—	—	129,121
Multifamily Residential	273,007	—	—	—	—	—	273,007
Commercial Real Estate and Other	1,786,746	24,161	14,067	—	—	23,689	1,848,663
Commercial and Industrial	506,172	26,179	25,038	—	—	1,936	559,325
Sponsor Finance	20,335	—	—	—	—	—	20,335
Consumer	2,037	—	—	—	—	—	2,037
Total Loans Held for Investment	**$ 2,846,761**	**$ 53,680**	**$ 41,767**	**$ —**	**$ —**	**$ 30,625**	**$ 2,972,833**

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
	December 31, 2025						
Construction and Land Development	$ 125,014	$ —	$ 72	$ —	$ —	$ 13,808	$ 138,894
Real Estate - Other:							
1-4 Family Residential	139,732	—	2,667	—	—	—	142,399
Multifamily Residential	316,105	7,970	—	—	—	—	324,075
Commercial Real Estate and Other	1,760,143	45,160	15,059	—	—	83	1,820,445
Commercial and Industrial	536,742	19,277	26,797	—	—	2,195	585,011
Sponsor Finance	20,848	—	—	—	—	—	20,848
Consumer	2,215	—	—	—	—	—	2,215
Total Loans Held for Investment	**$ 2,900,799**	**$ 72,407**	**$ 44,595**	**$ —**	**$ —**	**$ 16,086**	**$ 3,033,887**

1. Represents substandard accruing loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	1Q25	2Q25	3Q25	4Q25	1Q26
Nonaccrual Loans					
1-4 Family	$ —	$ —	$ —	$ —	$ —
CRE & Multifamily	1,763	1,705	83	83	23,689
Construction & Land Development	14,659	14,659	13,497	13,808	5,000
Consumer	—	—	—	—	—
Commercial	6,358	1,990	2,020	2,195	1,936
Total Nonaccrual	**22,780**	**18,354**	**15,600**	**16,086**	**30,625**
Accruing Loans past due 90 days or more	45	—	—	—	—
Total Nonperforming Loans	**22,825**	**18,354**	**15,600**	**16,086**	**30,625**
Other Real Estate Owned	**4,083**	**—**	**—**	**—**	**8,613**
Total Nonperforming Assets	**$ 26,908**	**$ 18,354**	**$ 15,600**	**$ 16,086**	**$ 39,238**

At March 31, 2026:

- Total non-performing assets (NPAs) were $39.2 million, compared with $16.1 million in the prior quarter, and now represent 0.97% of total assets.
- Nonaccrual loans included 5 purchased credit deteriorated loans with a total net amortized cost of $1.7 million at March 31, 2026, acquired in connection with the Merger.
- During the first quarter of 2026, three CRE loans with total net amortized cost of $23.6 million were downgraded to nonaccrual, partially offset by one construction nonaccrual loan of $8.6 million transferred to other real estate owned.

NPAs / Assets



1.00%
0.75%
0.50%
0.25%
0.68%
0.46%
0.38%
0.40%
0.97%
1Q25
2Q25
3Q25
4Q25
1Q26

ACL/ Total Loans Held for Investment



1.75%
1.50%
1.25%
1.00%
1.57%
1.46%
1.46%
1.20%
1.21%
1Q25
2Q25
3Q25
4Q25
1Q26

Allowance for Credit Losses – Loans as of and for the Three Months Ended March 31, 2026



1.13% [1]
At
December 31,
2025
$(381) thousand provision breakdown
1.14% [1]
At
March 31,
2026
Balance (thousands)
$35,000
$34,500
$34,000
$33,500
$33,000
$32,500
$32,000
$34,348
$35
$(35)
$(372)
$441
$(302)
$(126)
$—
$13
$34,002
Balance, Beginning
Net Recovery
Net Recover Refill
Economic Forecast
Credit Quality
Loan Composition
Qualitative
Specific Reserve
Change in Unallocated
Balance, Ending

During the first quarter of 2026, the reversal of provision for credit losses for loans held for investment was $381 thousand. The reversal was driven primarily by the changes in the reasonable and supportable forecast, primarily related to the economic outlook for California, coupled with a decrease in loan balances, changes in the portfolio mix, and changes in the qualitative factors, partially offset by an increase in the criticized loan loss rates, which are updated annually in the model, despite a decline in criticized loan balances.

- Total gross recoveries were $35 thousand and there were no charge-offs in the first quarter of 2026.
- At March 31, 2026, allowance for credit losses ("ACL") was $36.1 million, or 1.21% of total loans held for investment.
- At March 31, 2026, ACL was comprised of allowance for loan losses (ALL) of $34.0 million, or 1.14% of total loans held for investment, and reserve for unfunded loan commitments of $2.1 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) and Efficiency Ratio [1]



$30.0
$24.0
$18.0
$12.0
$6.0
$—
55.6%
56.1%
51.7%
60.8%
57.7%
$24.9
$24.8
$23.4
$27.9
$25.5
1Q25
2Q25
3Q25
4Q25
1Q26
Noninterest expense
Efficiency ratio

Total Revenue[2] ($MM)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$—
$44.8
$44.3
$45.2
$45.9
$44.2
1Q25
2Q25
3Q25
4Q25
1Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income and Return on Average Assets (ROAA)[3] ($MM)



$20.0
$10.0
$—
2.00%
1.50%
1.00%
$16.9
$14.1
$15.7
$16.4
$13.8
1.71%
1.45%
1.54%
1.58%
1.36%
1Q25
2Q25
3Q25
4Q25
1Q26
Net income
ROAA

Tangible Book Value (TBV)[1] and Return on Average Tangible Common Equity (ROATCE)[1,2]



$16.00
$8.00
$—
30.00%
20.00%
10.00%
—%
$12.29
$12.82
$13.39
$13.79
$13.97
17.75%
13.94%
14.72%
14.80%
12.37%
1Q25
2Q25
3Q25
4Q25
1Q26
TBV
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)



$19.9
$19.4
$21.8
$18.0
$18.7
1Q25
2Q25
3Q25
4Q25
1Q26

Diluted Earnings Per Share[3]



$0.52
$0.43
$0.48
$0.50
$0.42
1Q25
2Q25
3Q25
4Q25
1Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]



10.3%
10.9%
10.9%
11.5%
11.5%
1Q25
2Q25
3Q25
4Q25
1Q26

Tier 1 Ratio[2,3]



13.3%
13.2%
12.9%
13.3%
13.8%
1Q25
2Q25
3Q25
4Q25
1Q26

Total Risk-Based Capital Ratio[2,3]



14.4%
14.3%
14.1%
14.2%
14.8%
1Q25
2Q25
3Q25
4Q25
1Q26

Leverage Ratio[2,3]



12.2%
12.1%
11.4%
11.6%
12.0%
1Q25
2Q25
3Q25
4Q25
1Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income is non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended				
All dollars in thousands	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net Interest Income	$ 42,255	$ 41,417	$ 42,515	$ 42,905	$ 42,084
Noninterest Income	2,566	2,856	2,668	2,995	2,137
Total Net Interest Income and Noninterest Income	44,821	44,273	45,183	45,900	44,221
(Deduct): Noninterest expense	24,920	24,833	23,382	27,908	25,512
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$ 19,901**	**$ 19,440**	**$ 21,801**	**$ 17,992**	**$ 18,709**
Average Assets	$ 3,999,509	$ 3,905,279	$ 4,041,872	$ 4,135,413	$ 4,114,498
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	2.02 %	2.00 %	2.14 %	1.73 %	1.84 %

Non-GAAP Reconciliation

Efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended				
All dollars in thousands	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Noninterest Expense	$ 24,920	$ 24,833	$ 23,382	$ 27,908	$ 25,512
Net Interest Income	$ 42,255	$ 41,417	$ 42,515	$ 42,905	$ 42,084
Plus: Total Noninterest Income	2,566	2,856	2,668	2,995	2,137
Total Revenue	**$ 44,821**	**$ 44,273**	**$ 45,183**	**$ 45,900**	**$ 44,221**
Efficiency Ratio (non-GAAP)	**55.60 %**	**56.09 %**	**51.75 %**	**60.80 %**	**57.69 %**

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Total Stockholders' Equity	$ 531,384	$ 547,593	$ 564,724	$ 576,586	$ 577,835
Less: Intangible Assets	133,103	131,309	130,361	129,414	128,614
Tangible Common Equity (non-GAAP)	**398,281**	**416,284**	**434,363**	**447,172**	**449,221**
Total Assets	$ 3,983,090	$ 3,953,717	$ 4,101,209	$ 4,033,386	$ 4,048,734
Less: Intangible Assets	133,103	131,309	130,361	129,414	128,614
Tangible Assets (non-GAAP)	**$ 3,849,987**	**$ 3,822,408**	**$ 3,970,848**	**$ 3,903,972**	**$ 3,920,120**
Tangible Common Equity Ratio (non-GAAP)	**10.34 %**	**10.89 %**	**10.94 %**	**11.45 %**	**11.46 %**
Basic Shares Outstanding	32,402,140	32,463,311	32,443,056	32,418,182	32,152,298
Book Value Per Share	$ 16.40	$ 16.87	$ 17.41	$ 17.79	$ 17.97
Less: Intangible Book Value per Share	**4.11**	**4.05**	**4.02**	**4.00**	**4.00**
Tangible Book Value Per Share (non-GAAP)	**$ 12.29**	**$ 12.82**	**$ 13.39**	**$ 13.79**	**$ 13.97**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) average tangible common equity, and (2) return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended				
All dollars in thousands	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net Income	$ 16,853	$ 14,099	$ 15,684	$ 16,422	$ 13,791
Average Assets	$ 3,999,509	$ 3,905,279	$ 4,041,872	$ 4,135,413	$ 4,114,498
Average Shareholders' Equity	518,543	538,378	553,543	570,138	581,184
Less: Average Intangible Assets	133,567	132,600	130,825	129,870	128,992
Average tangible common equity (non-GAAP)	**$ 384,976**	**$ 405,778**	**$ 422,718**	**$ 440,268**	**$ 452,192**
Return on Average Assets	1.71 %	1.45 %	1.54 %	1.58 %	1.36 %
Return on Average Equity	13.18 %	10.50 %	11.24 %	11.43 %	9.62 %
Return on Average Tangible Common Equity (non-GAAP)	17.75 %	13.94 %	14.72 %	14.80 %	12.37 %

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